UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 7, 2005 (January 3, 2005)

Aegis Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14315	75-2050538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Bent Branch Drive, Irving, Texas 75063

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:

(972) 830-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Amendments to Material Definitive Agreements.

(1)                                 On January 3, 2005, the Registrant executed a First Amended and Restated Promissory Note in favor of Essar Global Limited (“Essar”).  The amendment changes a series of scheduled consecutive monthly principal payments under the original Promissory Note, dated October 22, 2004, in the amount of $200,000 each that would have began in January 2005 running through and including May 2005.  Under the new First Amended and Restated Promissory Note, that series of consecutive monthly principal payments now begins in June 2005, running through and including October 2005.  Additionally, the accrued interest under the original Promissory Note has been calculated beginning on October 22, 2004 up to January 3, 2005 and added to the original principal amount of $1,800,000, that, after taking into consideration an early partial principal repayment of $800,000, results in a face amount for the First Amended and Restated Promissory Note of $1,006,162.40.

(2)                                 On January 3, 2005, the Registrant executed a Fifth Amended and Restated Secured Promissory Note in favor of Essar.  The amendment changes a scheduled initial principal payment under the Fourth Amended and Restated Secured Promissory Note, dated November 22, 2004, in the amount of $1,184,177 that would have been due on January 3, 2005.  Under the Fifth Amended and Restated Secured Promissory Note, that initial principal payment of $1,184,177 is now due on June 3, 2005.  Additionally, the accrued interest under the Fourth Amended and Restated Secured Promissory Note has been calculated beginning on November 22, 2004 up to January 3, 2005 and added to the original principal amount of $9,345,888.96, resulting in a face amount for the Fifth Amended and Restated Secured Promissory Note of $9,376,855.

(3)                                 On January 3, 2005, the Registrant executed a First Amended and Restated Secured Promissory Note in favor of Essar.  The amendment changes a scheduled initial principal payment under the original Secured Promissory Note, dated December 15, 2004, in the amount of $927,591.20 that would have been due on January 3, 2005.  Under the First Amended and Restated Secured Promissory Note, that initial principal payment of $927,591.20 is now due on June 3, 2005.  Additionally, the accrued interest under the original Secured Promissory Note has been calculated beginning on December 15, 2004 up to January 3, 2005 and added to the original principal amount of $7,443,947.62, resulting in a face amount for the First Amended and Restated Secured Promissory Note of $7,453,885.29.

(4)                                 On January 3, 2005, the Registrant executed a Sixth Amended and Restated Secured Promissory Note in favor of Deustche Bank AG—London, acting through DB Alternative Trading, Inc. (“DB”).  The amendment changes a scheduled initial principal payment under the Fifth Amended and Restated Secured Promissory Note, dated December 15, 2004, in the amount of $231,897.80 that would have been due on January 3, 2005.  Under the Sixth Amended and Restated Secured Promissory Note, that initial principal payment of $231,897.80 is now due on June 3, 2005.  Additionally, the accrued interest under the Fifth Amended and Restated Secured Promissory Note has been calculated beginning on December 15, 2004 up to January 3, 2005 and added to the original principal amount of $1,860,986.91, resulting in a face amount for the Sixth Amended and Restated Secured Promissory Note of $1,863,471.32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 7, 2005	AEGIS COMMUNICATIONS GROUP, INC.

	By:	/s/	Richard Ferry
Richard Ferry
President and CEO